BALANCE SHEETS (Unaudited) - USD ($)	Nov. 30, 2018	May 31, 2018
Current assets
Cash and cash equivalents	$ 0	$ 0
Total current assets	0	0
TOTAL ASSETS	0	0
Current liabilities
Accounts payable and accrued liabilities	0	0
Due to related party	0	0
Total current liabilities	0	0
Stockholders' deficit
Common stock	61,900	61,900
Additional paid in capital	114,197	114,197
Accumulated deficit	(176,097)	(176,097)
Total stockholders' deficit	0	0
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 0	$ 0